UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: February 27, 2006
(Date of earliest event reported)


                  Wells Fargo Mortgage Backed Securities 2006-2 Trust
--------------------------------------------------------------------------------
          (Exact name of issuing entity as specified in its charter)


                        Wells Fargo Asset Securities Corporation
--------------------------------------------------------------------------------
            (Exact name of depositor as specified in its charter)

                              Wells Fargo Bank, N.A.
--------------------------------------------------------------------------------
             (Exact name of sponsor as specified in its charter)


       New York                      333-127031-16           Applied For
------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.     (IRS Employer
   of incorporation                of issuing entity)       Identification No.
   of issuing entity)                                        of issuing entity)


    7430 New Technology Way, Frederick, Maryland                21703
--------------------------------------------------------------------------------
Address of principal executive offices                       (Zip Code)


Depositor's telephone number, including area code            (301) 846-8881
                                                   -----------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2006-2 Trust Mortgage Pass-Through Certificates, Series 2006-2 (the "Certificates"), issued on February 27, 2006, including (i) the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-R, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class III-A-1, Class III-A-2, Class IV-A-1, Class IV-A-2 and Class A-PO Certificates (the "Class A Certificates"), having an aggregate initial principal balance of $1,358,198,915, (ii) the Class B-1, Class B-2 and Class B-3 Certificates (the "Public Class B Certificates"), having an aggregate initial principal balance of $44,428,000.00 and (iii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $7,756,576.43.

            The Class A Certificates were sold to Greenwich Capital Markets, Inc. pursuant to an underwriting agreement, dated January 9, 2006 and terms agreement, dated January 24, 2006 (together, the "Class A Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Greenwich Capital Markets, Inc. A copy of the Class A Underwriting Agreement is attached as
Exhibit 1.1.

            The Public Class B Certificates were sold to Greenwich Capital Markets, Inc. pursuant to an underwriting agreement, dated February 9, 2006 and terms agreement, dated February 9, 2006 (together, the "Class B Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Greenwich Capital Markets, Inc. A copy of the Class B Underwriting Agreement is attached as
Exhibit 1.2.

            The Private Certificates were privately issued.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated February 27, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated February 27, 2006 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

      (c)  Exhibits

 Item 601(a)
of Regulation S-K
 Exhibit No.                          Description
-----------------                     -----------

      (1.1) Class A Underwriting Agreement, dated January 9, 2006 and terms agreement, dated January 24, 2006, among the Company, Wells Fargo Bank, N.A. and Greenwich Capital Markets, Inc.

      (1.2) Class B Underwriting Agreement, dated February 9, 2006 and terms agreement, dated February 9, 2006, among the Company, Wells Fargo Bank, N.A. and Greenwich Capital Markets, Inc.

      (4.1) Pooling and Servicing Agreement, dated as of February 27, 2006, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association, as trustee.

      (10.1) Servicing Agreement dated February 27, 2006, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer

      (10.2) Mortgage Loan Purchase Agreement, dated February 27, 2006, between the Company and Wells Fargo Bank, N.A.

      (10.3) Yield Maintenance Agreement, dated February 27, 2006, between Wells Fargo Bank, N.A., on behalf of the Trust, and the Royal Bank of Scotland plc.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION

February 27, 2006



                                       /s/ Bradley A. Davis
                                       -----------------------------------------
                                       Bradley A. Davis
                                       Vice President

                                INDEX TO EXHIBITS




                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (1.1)               Class A Underwriting Agreement, dated
                          January 9, 2006 and terms agreement,       E
                          dated January 24, 2006, among the
                          Company, Wells Fargo Bank, N.A. and
                          Greenwich Capital Markets, Inc.

      (1.2)               Class B Underwriting Agreement, dated
                          February 9, 2006 and terms agreement,      E
                          dated February 9, 2006, among the
                          Company, Wells Fargo Bank, N.A. and
                          Greenwich Capital Markets, Inc.

      (4.1)               Pooling and Servicing Agreement, dated
                          as of February 27, 2006, among Wells       E
                          Fargo Asset Securities Corporation,
                          Wells Fargo Bank, N.A. and U.S. Bank
                          National Association, as trustee.

      (10.1)              Servicing Agreement dated February 27,
                          2006, between Wells Fargo Bank, N.A.,      E
                          as servicer and Wells Fargo Bank,
                          N.A., as master servicer

      (10.2)              Mortgage Loan Purchase Agreement,
                          dated February 27, 2006, between the       E
                          Company and Wells Fargo Bank, N.A.

      (10.3)              Yield Maintenance Agreement, dated
                          February 27, 2006, between Wells Fargo     E
                          Bank, N.A., on behalf of the Trust, and
                          the Royal Bank of Scotland plc
                          (included as Exhibit W to the Pooling
                          and Servicing Agreement).